Prepaid Expenses and Other Current Assets, Net - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Prepaid Expense and Other Assets, Current [Abstract]
Prepaid expenses	$ 132	$ 116
Payment in advance	4	47
Deposits	207	3
Other	87	60
Less: allowance for expected credit losses			$ (2)	$ (1)
Total prepaid expenses and other current assets, net	$ 430	$ 226